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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                                August 29, 2000

                           C&F FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


            Virginia                   000-23423       54-1680165
   (State or other jurisdiction of    (Commission   (I.R.S. Employer
   incorporation or organization)     File Number)  Identification No.)



                    _______________________________________

                            Eighth and Main Streets
                                  P.O. Box 391
                           West Point, Virginia 23181
                    (Address of principal executive offices)
                        (Registrant's telephone number,
                      including area code) (804-843-2360)


                 ____________________________________________
         (Former name or former address, if changed since last report)
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Item 5. Other Events
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(a)  At the regularly scheduled board meeting on August 15, 2000, Sture G.
     Olsson resigned from the boards of C&F Financial Corporation and Citizens and Farmers Bank as explained in the attached press release.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              C&F FINANCIAL CORPORATION
                              REGISTRANT

Date:  August 29, 2000        By:    /S/ Larry G. Dillon
     -----------------               -------------------
                                     Larry G. Dillon
                                     President & Chief Executive Officer